UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2007

                         MORTON'S RESTAURANT GROUP, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                   1-12692                 13-3490149
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                       325 NORTH LASALLE STREET, SUITE 500
                             CHICAGO, ILLINOIS 60610
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (312) 923-0030


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On October 29, 2007, Morton's Restaurant Group, Inc. issued a press release relating to its results of operations for the fiscal third quarter ended September 30, 2007, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

     (d)    Exhibits.

            The following exhibit is furnished herewith:

            Exhibit 99.1 Press Release dated October 29, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            Morton's Restaurant Group, Inc.



Date:  October 29, 2007    By: /s/ Ronald M. DiNella
                              ------------------------------
                              Ronald M. DiNella
                              Senior Vice President, Chief Financial
                              Officer and Treasurer